Income Taxes (Tables)	12 Months Ended
Dec. 31, 2023
Income Taxes [Abstract]
Schedule of Income Tax Benefit Attributable to Our Loss from Operations	Income tax benefit attributable to ARCA’s loss from operations before income taxes differs from the amounts computed by applying the U.S. federal statutory income tax rate of 21% for 2023 and 2022, as a result of the following (in thousands):
	Years ended December 31,
	2023	2022
U.S. federal income tax benefit at statutory rates	$(1,121)	$(2,085)
State income tax benefit, net of federal benefit	(192)	(357)
Research and experimentation credits	—	—
Deferred tax asset adjustment	47	2
Other	107	186
Change in valuation allowance	1,159	2,254
Income tax benefit	$—	$—

Schedule of Net deferred tax assets and liabilities	Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes, as well as operating loss and tax credit carryforwards. The income tax effects of temporary differences and carryforwards that give rise to significant portions of ARCA’s net deferred tax assets and liabilities consisted of the following (in thousands):
	As of December 31,
	2023	2022
Deferred tax assets:
Net operating loss carryforwards	$51,190	$50,008
Charitable contribution carryforwards	371	393
Research and experimentation credits	2,420	2,420
Capitalized research and development costs	951	979
Capitalized intangibles	354	356
Stock-based compensation	232	205
Accrued compensation	7	6
Lease liabilities	69	94
Total deferred tax assets	55,594	54,461
Valuation allowance	(55,531)	(54,372)
Deferred tax assets, net of valuation allowance	63	89
Deferred tax liabilities:
Right-of-use asset	(61)	(84)
Depreciation and amortization	(2)	(5)
Net deferred tax liability	$—	$—